UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
           -----------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): March 4, 2005


                           K-TRON INTERNATIONAL, INC.
                       ----------------------------------
                 (Exact Name of Registrant Specified in Charter)

----------------------------- -------------------------- -----------------------

        New Jersey                   0-9576                   22-1759452
    ------------------        --------------------        --------------
      (State or Other           (Commission File           (I.R.S. Employer
      Jurisdiction of                Number)              Identification No.)
      Incorporation)


Routes 55 & 553, P.O. Box 888, Pitman, New Jersey            08071-0888
---------------------------------------------------         -------------
     (Address of Principal Executive Offices)                 (Zip Code)


       Registrant's telephone number, including area code: (856) 589-0500
                                                           --------------


                                 Not Applicable
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Base Salaries. On March 4, 2005, the Compensation and Human Resources Committee (the "Committee") of the Board of Directors of K-Tron International, Inc. (the "Company") approved base salaries, effective April 4, 2005, for the executive officers of the Company in the amounts indicated below:

                                                 Base
      Name                                   Salary Amount
      ----                                   -------------

Edward B. Cloues, II                           $484,500
Kevin C. Bowen                                 $233,000
Lukas Guenthardt                               $206,000
Donald W. Melchiorre                           $220,000
Ronald R. Remick                               $222,700

Annual Incentive Awards. On March 4, 2005, the Committee approved annual incentive awards for 2004, payable in cash, to the same executive officers, as follows:

                                                 Annual
      Name                                   Incentive Award
      ----                                   ---------------

Edward B. Cloues, II                           $380,000
Kevin C. Bowen                                 $120,000
Lukas Guenthardt                               $ 75,675
Donald W. Melchiorre                           $107,625
Ronald R. Remick                               $109,000


The annual incentive awards were made pursuant to bonus guidelines used in the preparation of the Company's budget for 2004. Although the budget was approved by the Board of Directors, including both members of the Committee, the Committee retained full discretion to make such specific incentive bonus awards, if any, as it deemed appropriate, after the end of the year. The awards made were based on the Company's achievement of its earnings per share target for 2004, the amount of pre-tax income generated by the Company in excess of what was necessary to achieve that earnings per share target and the assessed contribution of each executive to the Company's success. As a starting point, the Committee considered the target bonus for each executive used in the 2004 budget, which was the same target bonus used for the past several years. This target was 50% of base salary for Mr. Cloues, the Company's Chairman and Chief Executive Officer, and 30% of base salary for the other executive officers, but the annual incentive award for any executive may be more or less than the applicable target, depending on the Company's financial performance, the Committee's assessment of the executive's contribution and such other factors as the Committee may choose to consider.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 K-TRON INTERNATIONAL, INC.
                                                 (Registrant)


                                                 By: EDWARD B. CLOUES, II
                                                     ---------------------------
                                                     Edward B. Cloues, II
                                                     Chairman of the Board and
                                                     Chief Executive Officer


Dated: March 10, 2005